           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights" and  "Independent  Registered  Public  Accounting Firm" and to the
use of our report dated May 26, 2005 included in this  Registration  Statement
(Form N-1A Nos. 333-100700 and 811-21208) of Oppenheimer Select Value Fund.

ERNST & YOUNG LLP

New York, New York
August 22, 2005